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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2001




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

       Delaware                                    1-8597                               94-2657368
(State or other jurisdiction                  (Commission File Number)      (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5.  Other Events.

On May 16, 2001, The Cooper Companies, Inc. (the "Company") issued a press release announcing that at a recent Deutsche Bank Alex Brown healthcare conference, we outlined the status of new product plans.

On May 24, 2001, the Company issued a press release announcing its second quarter fiscal year 2001 financial results.

On May 29, 2001, the Company issued a press release announcing its CooperVision unit had completed the acquisition of CL-Tinters. These three press releases are filed as exhibits hereto and are incorporated by reference herein.

Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.


ITEM 7.  Financial Statements and Exhibits.

                  (c) Exhibits.

Exhibit
  No.             Description
-------           -----------
99.1              Press Release dated May 16, 2001 of The Cooper Companies, Inc.

99.2              Press Release dated May 24, 2001 of The Cooper Companies, Inc.

99.3              Press Release dated May 29, 2001 of The Cooper Companies, Inc.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE COOPER COMPANIES, INC.




                                   By   /s/ Stephen C. Whiteford
                                      -----------------------------------------
                                      Stephen C. Whiteford
                                      Vice President and
                                      Corporate Controller
                                      (Principal Accounting Officer)

Dated:  May 31, 2001








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                                  EXHIBIT INDEX



Exhibit                                                                                 Sequentially
  No.             Description                                                           Numbered Page
-------           -----------                                                           -------------
99.1              Press Release dated May 16, 2001 of The Cooper
                  Companies, Inc.

99.2              Press Release dated May 24, 2001 of The Cooper
                  Companies, Inc.

99.3              Press Release dated May 29, 2001 of The Cooper
                  Companies, Inc.

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                       STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as..................................'TM'
The registered trademark symbol shall be expressed as........................'r'